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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-87745) of Scripps Financial Corporation of our report dated February 4, 2000 which is included in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP



San Diego, California
March 29, 2000